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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): June 22, 1998



                             LXR BIOTECHNOLOGY INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                      1-12968                 68-0282856
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


      1401 MARINA WAY SOUTH, RICHMOND, CALIFORNIA                  94804
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       (Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code: (510) 412-9100
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

        On June 22, 1998, LXR Biotechnology Inc. (the "Company") issued a press release, a copy of which is attached herein as Exhibit 99.1, relating to certain changes in the Company's strategic plans.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits

        99.1    Press Release Issued by the Company on June 22, 1998.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LXR BIOTECHNOLOGY INC.

Date:  June 22, 1998          By:  /s/ G. Kirk Raab
                                   ---------------------------------------------
                                   G. Kirk Raab, Interim Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit

  99.1    Press Release Issued by the Company on June 22, 1998.


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